Investor Update

Chicago, Milwaukee & Minneapolis

July 29-31, 2009

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

The information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

MONTANA
Kalispell
Great Falls
Havre
Helena
Butte
Bozeman
Billings
COLSTRIP UNIT 4
Yellowstone National Park
WYOMING
NORTH DAKOTA
COYOTE 1
SOUTH DAKOTA
Aberdeen
Huron
Brookings
Mitchell
BIG STONE
MINNESOTA
IOWA
NEAL 4
NEBRASKA
North Platte
Grand Island
Kearney
Natural Gas
Electric
Electric Generating Plants

NorthWestern Energy
Delivering a Bright Future

who we are…

(1)

As of 6/30/09

(2)

Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

656,000 customers

392,000 electric

264,000 natural gas

Approximately 123,000 square
miles of service territory in
Montana, Nebraska and South Dakota

Total generation (mostly base load coal)

MT – 222 MW – regulated as of 1/1/09

SD – 312 MW – regulated

Total Assets: $2,720 MM (1)

Total Capitalization: $1,638 MM (1)(2)

Total Employees: 1,385 (1)

Located in relatively stable economies with potential grid expansion in the Northwest.

NorthWestern’s attributes…

Solid operations

Cost competitive

Above-average reliability

Award-winning customer service

Increasing earnings

Colstrip Unit 4 into rates effective Jan. 1, 2009

Expected to add $9 million or $.25/share over 2008 earnings

Estimate includes outage period

Rate case to be filed in Montana on electric and gas distribution business in 3Q ‘09

Strong cash flows

NOLs provide an effective tax shield until 2012

Improving debt ratings

Secured credit ratings of A-(MT) BBB+(SD) / BBB+ / Baa1

Moody’s has on “positive” outlook

Strong growth prospects

Electric generation and transmission opportunities

Solid operations with strong growth prospects.

regulatory update…

Rate case to be filed in Montana in 2009

Filing will include both electric and natural gas distribution businesses

Expect to file in 3Q 2009 on 2008 test year

Expect decision by July 1, 2010

Mill Creek Generation Station filed with MPSC

MPSC approval in 2Q 2009

Construction underway

FERC denied negotiated rate authority for MSTI

FERC encouraged Company to develop MSTI on a cost of service basis by requesting appropriate tariff waivers from existing OATT

FERC acknowledged the need for innovative proposals to develop new transmission projects

Continuing the development of the project without interruption

Establishing constructive regulatory regulations in all jurisdictions.

2009 year to date results…

Earnings guidance range for 2009 reduced to $1.75 - $1.85.

Gross Margin increased
mainly due to transfer of
interest in CU4 into regulated
electric and offset by reduced
wholesale revenues

OG&A increased mainly due
to higher pension ($5.1M),
labor and benefits ($4.9M),
and insurance reserves
($2.6M)

Property and other taxes
decreased due to lower
property assessments.

Depreciation increased
primarily due to 2008 plant
additions.

Interest Expense increased
primarily due to increased debt
outstanding

Unaudited (Dollars in 000's)

2009

2008

Variance

Operating Revenues

606,616

662,481

(55,865)

Cost of Sales

314,850

378,438

(63,588)

Gross Margin

291,766

284,043

7,723

Operating Expenses

    OG&A Expense

126,317

113,937

12,380

    Property and other taxes

42,535

44,180

(1,645)

    Depreciation

44,982

42,316

2,666

Total Operating Expenses

213,834

200,433

13,401

Operating Income

77,932

83,610

(5,678)

Interest Expense

(33,136)

(31,849)

(1,287)

Investment Income and Other

789

422

367

Income Before Taxes

45,585

52,183

(6,598)

Income Taxes

(16,674)

(19,229)

2,555

Net Income

28,911

32,954

(4,043)

Six Months Ended June 30,

2009 income guidance…

Drivers

Reduced wheeling transmission revenues in Montana for the
remainder of 2009

2009 net income will increase by approximately $9 million or $.25 per share as a result of the inclusion of our interest in Colstrip
Unit 4 in regulated electric rate base

Includes additional est. $1.3 million O&M cost for CU4 rotor repair

Pension expense based on an assumed 8% return on plan assets for 2009

Retail electric volumes will be flat compared to 2008 volumes

Wholesale electric revenues in SD will decrease due to pricing and volume reductions

Residential and Commercial natural gas volumes will be relatively flat

Fully diluted average shares outstanding of 36.5 million; and

Normal weather in the Company’s electric and natural gas service territories for the rest of 2009

$1.75 to $1.85 per fully diluted share

strong balance sheet…

Plan to maintain a 50%-55% debt to total capitalization ratio.

(Dollars in 000's)

June 30,

December 31,

2009

2008

Cash

22,963

11,292

Restricted Cash

16,640

14,727

Accounts Receivable, Net

97,962

155,672

Inventories

47,350

70,741

Other Current Assets

75,459

60,985

Goodwill

355,128

355,128

PP&E and Other Non-current Assets

2,104,468

2,093,492

  Total Assets

2,719,970

$

2,762,037

$

Payables

56,121

94,685

Other Current Liabilities

258,520

264,654

Long & Short Term Capital Leases

36,202

37,991

Long & Short Term Debt

868,979

862,056

Other Non-current Liabilities

731,187

739,118

Shareholders' Equity

768,961

763,533

  Total Liabilities and Equity

2,719,970

$

2,762,037

$

Long & Short Term Debt / Total Capitalization

53.1%

53.0%

Debt Maturity Schedule
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

liquidity highlights…

Total liquidity currently in the
$270 million range

Recently issued $250 million in
First Mortgage Bonds

10 year maturity with interest rate
of 6.34%

Primarily used proceeds to:

Prepay our Colstrip loan that was
to mature in December 2009

Prepay Colstrip lease debt

Pay down our revolver

Unsecured revolver amended

Maturity date extended to June 30,
2012

Added $50 million in availability to
$250 million

Liquidity position remains strong

Nearly all long-term debt matures after 2014

credit ratings…

                                                                   Fitch            S&P                 Moody’s

Senior Secured Rating       BBB+                                  A-  (MT)                             Baa1
                                                                                                                                                                                                    BBB+ (SD)

Senior Unsecured                          BBB                                                    BBB                                              Baa2

Outlook                                                    Stable              Stable                                     Positive

Fitch upgraded in January 2009 and Moody’s upgraded in March 2009.

generation growth highlights…

In service date for Mill Creek Generation Station is 4Q 2010

Mill Creek Generating Unit in Montana

Existing regulating services are
becoming more expensive and scarce

150 MW plant near Anaconda, MT

To be built for regulation services to
balance supply and load for NWE’s
Balancing Area

Rate-based cost of service investment

Estimated to cost approximately
$200 million

MPSC approved plant in 2Q ‘09

Capital structure of 50/50

Authorized ROE of 10.25%

Construction underway

Artist rendering of completed
plant.

MONTANA
IDAHO
Great Falls Area
Judith Gap Area
Townsend Area
Butte/Ennis Area
Broadview Area
TAFT
HOT SPRINGS
GREAT FALLS
JUDITH GAP AUTO
GARRISON
HELENA
TOWNSEND
ANACONDA
BUTTE
THREE RIVERS
BOZEMAN
BROADVIEW SWYD
ALKALI CREEK
BILLINGS
COLSTRIP
MIDPOINT
BRADY
BORAH
POCATELLO
LEGEND
Existing 500 kV Lines
Existing 230 kV Lines
New 230 kV Collector Lines
500 kV Upgrade
MSTI 500 kV Line

Delivering a Bright Future

our proposed transmission projects…

Potential Transmission Delivery in Montana
Capacity (MW)
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Coal
Gas
Wind
Transmission and Power Marketers
Total
MT Existing Generation
Feb '08
June '09

NorthWestern Energy
Delivering a Bright Future

generation plans shifting to wind…

New generation in Montana mostly wind and will need to find an end user.

Wind Electricity Potential
(GWh/yr) Class 4-7
Total Potential (GWh/yr)
Montana 830,504
Wyoming 733,350
New Mexico 208,090
Colorado 198,197
California 60,068
Washington 27,172
Oregon 20,572
Nevada 17,589
Utah 9,908
Idaho 9,748
Arizona 7,268
Montana's Wind Electricity Potential
Wyoming's Wind Electricity Potential
Prepared by Energy Strategies, LLC
= scale of wind resources relative to Montana's

Wind Power Classification
Wind Power Class
Resource Potential
Wind Power Density at 50 m W/m²
Wind Speed* at 50 m m/s
Wind Speed* at 50 m mph
3 Fair 300 - 400 6.4 - 7.0 14.3 - 15.7
4 Good 400 - 500 7.0 - 7.5 15.7 - 16.8
5 Excellent 500 - 600 7.5 - 8.0 16.8 - 17.9
6 Outstanding 600 - 800 8.0 - 8.8 17.9 - 19.7
7 Superb 800 - 1600 8.8 - 11.1 19.7 - 24.8
*Wind speeds are based on a Weibull k value of 2.0
NREL
U.S. Department of Energy
National Renewable Energy Laboratory

NorthWestern Energy
Delivering a Bright Future

supply - Montana wind potential…

Very strong wind regime in Montana.

Renewable Portfolio Standards in the West

State RPS
State Clean Energy Standard
WA 15% by 2020
MT 15% by 2015
OR 25% by 2025 (large utilities)
5-10% by 2025 (smaller utilities)
ID
WY
NV 20% by 2015☼
CO 20% by 2020 (IOUs)☼
10% by 2020 (co-ops and large munis)
UT 20% by 2025*
CA 20% by 2010 and
Goal of 33% by 2020
NM 20% by 2020 (IOUs)☼
10% by 2020 (co-ops)
AZ 15% by 2025☼

*Utah's requirement is for 20% economic "clean energy" by 2025

☼Minimum solar or customer sited generation requirement

Source: Energy Strategies adapted from information from DSIRE, www.dsireusa.org

NorthWestern Energy
Delivering a Bright Future

demand - renewable standards…

The current renewable percentage of NorthWestern’s
electric supply in Montana is a little more than 8%.

our transmission developments…

Line already exists – represents an
upgrade

Upgrades substation capacity

Increases load capacity of existing line by 500-600 MW’s

Needed to relieve congestion to the West

Market interest is increasing for
Montana’s high quality wind profile

NorthWestern announced joint
development agreement with others

Portland General

Puget Sound Energy

Pacificorp

Avista

Bonneville Power Authority

Cost estimate of ourportion of 500 kV
upgrade = $50M - $75M

Anticipated ownership interest of 30% on upgrade

In service date of January 1, 2012.

Colstrip 500 kV Upgrade

Collector System Example

Existing 500 kV CTS
Existing 500 kV BPA
Existing 230 kV
Collector
MSTI 500 kV
Mid Point, ID

NorthWestern Energy
Delivering a Bright Future

transmission project developments…

In service date in 2014.

230 kV “Collector System”

Provides gathering system for
new generation to access
MSTI and network system
benefits

Our project with no partners

In 2Q ’09, FERC approved
NorthWestern’s proposal to
directly assign the cost of the
project to the generators

The FERC found that the
project is an innovative
proposal

Cost estimate of “collector”
project = $200M

Alternative Routes
MONTANA
IDAHO
WYOMING
Dillon
Pocatello
Alternative Routes

NorthWestern Energy
Delivering a Bright Future

transmission project developments cont’d…

Provides additional capacity on a
historically constrained path, and
connects expanding new
renewable markets in Idaho, Utah
and the Southwest U.S.

Total project cost estimated from
$800 million to $1 billion

Considering strategic partners

Plan to be operational in 2014

Continuing filings with FERC

Open Season to be conducted

Start construction 2011

For current information:
www.MSTI500kV.com

Estimated to be on line early 2014.

MSTI

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
Regulated Utilities Maintenance Capex
Colstrip 500 KV upgrade
230kV Collector
SD peaking generators
Mill Creek Generator
MSTI

NorthWestern Energy
Delivering a Bright Future

capex spending – next few years…

Includes more than $1 billion of potential generation
and transmission growth projects.

Non-discretionary
capex is funded 100%
by free cash flow.

Company doesn’t anticipate
needing equity unless we
proceed with MSTI.

We will move forward with
the funding of these projects
only when they make
economic sense.

MSTI project is now slated for
early 2014 and capex has
been modified accordingly.

Non-discretionary

growth project potential…

Possibility to double and diversify earnings as compared with our existing $1.5 billion rate base as of 1/1/09.

(in millions)

Timing

Mill Creek Generation Station

200

$

to

200

$

10.0

$

to

10.0

$

Dec 2010

Colstrip 500 kV transmission upgrade **

$

to

75

$

2.5

$

to

3.8

$

Jan 2012

South Dakota Peaking generation

$

to

$

3.8

$

to

4.5

$

Jan 2013

230 kV Wind Collector system

$

to

$

7.5

$

to

10.0

$

Jan 2014

MSTI transmission line

$

to

1,000

$

40.0

$

to

50.0

$

Jan 2014

Totals

1,275

$

to

1,565

$

63.8

$

to

78.3

$

*  For illustrative purposes = Cost of project times 50% equity ratio times estimated ROE of 10%.

**  Assumes a 30% ownership of the $200 million project.

Cost of Project

Annual Earnings

Opportunity  *

growth project milestones ’09 & ’10…

Mill Creek

         2009

Expect decision from  the MPSC (APPROVED)    Q2

Begin construction                                                                              Q3

500 kV upgrade

2009

Complete engineering and planning studies          Q4

WECC regional planning process begins                   Q4

Finalize commercial terms w/partners                         Q4

230 kV Collector system

2009

Information meeting with customers                             Q2

FERC ruling allowing  “open season”                             Q2

Conduct “open season”                                                                 Q4

Complete commercial terms                                                  Q4

MSTI

2009

Continue discussions w/possible JV partner         Q3

Work with FERC to clarify filings process                    Q3

Conduct “open season”/commercial terms            Q4

EIS draft for public review due                                                 Q4

Mill Creek

       2010

Complete construction                                                                   Q4

Start up, commissioning and completion                  Q4

500 kV upgrade

2010

Run subscription process                                                          Q1

Complete regional planning process                             Q4

 Begin construction                                                                            Q4

230 kV Collector system

2010

Siting and permitting process begins                           Q1

WECC regional planning process                                       Q2

MSTI

            2010

Final EIS                                                                                                          Q1

Record of decision                                                                           Q3

Begin right of way procurement                                       Q4

Final Engineering                                                                                Q4

summary…

Value

Dividend yield in excess of 5.4%

Strong financial profile

All debt is investment grade rated

2009 earnings expected to increase over 2008

Strong cash flows from increasing earnings and NOLs expected into
2012

Improving regulatory relationships

Opportunity for growth

Montana T&D rate case to be filed in 2009

expecting a rate increase request

effective in 2010

Possibility of increasing rate base on growth projects with investment in excess of $1 billion

Potential additional annual earnings of more than $60 million post 2014

Current value with growth opportunities.